February 16, 2012

Dreyfus bond fund

-Dreyfus MUNICIPAL bOND FUND ("DMBF")

Dreyfus PREMIER CALIFORNIA AMT-FREE municipal bond fund, INC.

-DREYFUS CALIFORNIA AMT-FREE municipal bond fund ("DCAMTMBF")

DERYFUS INTERMEDIATE municipal bond fund, INC. ("DIMBF")

DREYFUS MUNICIPAL FUNDS, INC.

-DREYFUS AMT-FREE MUNICIPAL BOND FUND ("DAFMBF')

-DREYFUS HIGH YIELD MUNICIPAL BOND FUND ("DHYMBF")

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Fund’s Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the number and types of accounts (including the Fund) advised by the Fund's primary portfolio managers, and assets under management in those accounts as of January 31, 2012:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Daniel Barton	6	$4.2B	0	0	0	0
Thomas Casey	7	$4.8B	0	0	142	$1.9B
Daniel Rabasco	4	$2.9B	5	$1.3B	8	$2.8B
Christine Todd	2	$1.1B	1	$323M	79	$2.7B

The following table provides information on accounts managed (included within the table above) by the Fund's primary portfolio managers, that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Daniel Barton	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Daniel Rabasco	None	N/A	N/A
Christine Todd	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the Fund's primary portfolio managers, as of January 31, 2012:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Daniel Barton	DHYMBF	$0.0
Thomas Casey	DCAMTMBF	$0.0
	DIMBF	$0.0
	DNYTEBF	$0.0
Daniel Rabasco	DMBF	$0.0
	DAFMBF	$0.0
Christine Todd	DIMBF	$0.0